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MEDICORE, INC.        EQUITABLE BANK            Line of Credit No 1120423565
2337 WEST 76 STREET   633 S. FEDERAL HIGHWAY    Date NOVEMBER 22, 1999
HIALEAH, FL 33016     FT LAUDERDALE, FL 33301   Max. Credit Amt. $350,000.00
                                                Loan Ref. No 1120423565
BORROWER'S NAME AND    LENDERS NAME AND
ADDRESS                ADDRESS
"I" includes each      "You" means the lender,
borrower above, joint  its successors and
and severally.         assigns.
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You have extended to me a line of credit in the
AMOUNT of THREE HUNDRED FIFTY THOUSAND AND NO/100               $350,000.00
You will make loans to me from time to time until 12:01 A.m. on APRIL 22, 2001. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.
 This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:
     [ ] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
     a. I have borrowed the maximum amount available to me;
     b. This line of credit has expired;
     c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
     d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit; e.-----------------------------------------------------------------------
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     [X] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ZERO AND NO/100.
Subject to the obligatory or discretionary limitations above, this line of credit is:
     [X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.
     [ ] CLOSED-END: I may borrow up to the maximum only one time.
2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on NOVEMBER 22, 1999, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:
     UPON WRITTEN, VERBAL OR TELEPHONIC AUTHORIZATION FROM CUSTOMER.
3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:
     [X] security agreement dated NOVEMBER 22, 1999
     [ ] mortgage dated ------------------------------------------------------
     [ ] guaranty dated ------------------------------------------------------
     [ ] ---------------------------------------------------------------------
4. REMEDIES: If I am in default on the note(s) you may:
     a. take any action as provided in the related documents;
     b. without notice to me, terminate this line of credit.
      By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.
5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.
6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
     a. maintain books and records of my operations relating to the need for this line of credit;
     b. permit you or any of your representatives to inspect and/or copy these records;
     c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
     d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
     e. ----------------------------------------------------------------------
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7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.
8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

                                         SIGNATURES: I AGREE TO THE TERMS OF
                                         THIS LINE OF CREDIT.  I HAVE
FOR THE LENDER                           HAVE RECEIVED A COPY ON TODAY'S DATE.

WILLIAM M. KURAU /s/ William M. Kurau    MEDICORE, INC.
--------------------------------------       /s/ Thomas K. Langbein
TITLE: VICE PRESIDENT                    BY: ---------------------------------
                                         THOMAS K. LANGBEIN, PRESIDENT

                                             /s/ Daniel R. Ouzts
                                         BY:----------------------------------
                                         DANIEL R. OUZTS, VICE PRESIDENT